FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: November 4, 2003

(Date of earliest event reported)

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2003-C Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE	333-87970	95-4831541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 W. 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS

ITEM 5. OTHER EVENTS

     This amendment is filed to include the Registrant’s correct CIK filing code (0001129068). The original Current Report on Form 8-K, dated November 4, 2003 and filed on such date, was filed under an incorrect CIK filing code.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

	By:	/s/ Jennifer A. Kuritz

		Name:	Jennifer A. Kuritz
		Title:	Assistant Treasurer

Date: November 13, 2003